UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – January 20, 2011

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On January 19, 2011, Peoples Financial Services Corp. issued a press release to announce its new CFO. A copy of the press release is included as Exhibit 99 to this report.

Item 9.01	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated January 19, 2011, announcing its new CFO.

Exhibit		Page Number of Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated January 19, 2011, announcing its new CFO.	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 20, 2011	/s/	Alan W. Dakey
By: Alan W. Dakey President & CEO

Dated: January 20, 2011	/s/	Debra E. Dissinger
By: Debra E. Dissinger Executive Vice President/COO

Dated: January 20, 2011	/s/	Joseph M. Ferretti
By: Joseph M. Ferretti Sr. Vice President/CCO

Dated: January 20, 2011	/s/	Frederick J. Malloy
By: Frederick J. Malloy Vice President/Controller

Dated: January 20, 2011	/s/	Scott A. Seasock
By: Scott A. Seasock Sr. Vice President/CFO